UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT


                         Pursuant to Section 13 of the

                        Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  October 17, 1994


                   Sears Credit Account Master Trust I
              (Exact name of registrant as specified in charter)


Illinois                33-41484-01            Not Applicable
(State of               (Commission            (IRS Employer
Organization)           File Number)         Identification No.)

c/o Sears Receivables Financing Group, Inc.
3711 Kennett Pike
Greenville, Delaware                                      19807
 (Address of principal executive offices)               (Zip Code)


Registrant's Telephone Number, including area code: (302) 888-3176


Former name, former address and former fiscal year, if changed since last report: Not Applicable

Item 5.   Other Events

          On October 17, 1994, Registrant made available the Monthly Investor Certificateholders' Statement set forth as Exhibit 21.


Item 7.   Financial Statements and Exhibits

  21. Monthly Investor Certificateholders' Statement related to the distribution of October 17, 1994 and reflecting the performance of the Trust during the Due Period ended in September, 1994, which accompanied the distribution on October
          17, 1994.

  99(a)   Supplemental Contribution Agreement dated as of
          September 15, 1994.

  99(b) Supplemental Pooling and Servicing Agreement dated as of September 15, 1994.

  99(c)   Supplemental Purchase Agreement dated as of
          September 15, 1994.

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                         Sears Credit Account Master Trust I
                                   (Registrant)


                    By:  Sears Receivables Financing Group, Inc.
                              (Originator of the Trust)


Date:October 17, 1994    By:  /S/PERRY N. WEINE
                              Perry N. Weine
                              Vice President, Administration

                                 EXHIBIT INDEX




Exhibit No.


     21.  Monthly Investor Certificateholders' Statement -
          (October 17, 1994).

     99(a)Supplemental Contribution Agreement dated as of September 15, 1994.

     99(b)Supplemental Pooling and Servicing Agreement dated as of September 15, 1994.

     99(c)Supplemental Purchase Agreement dated as of September 15, 1994.

                              Exhibit 21

Sears Credit Account Master Trust I

Group 1 Monthly Certificateholders' Statement

Distribution Date: October 17, 1994
Due Period Ending: September, 1994

Under the Series Supplements relating to the Pooling and Servicing Agreement dated as of November 18, 1992 by and among Sears, Roebuck and Co., Sears Receivables Financing Group, Inc. and Bank of America Illinois, as Trustee, the Trustee is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Trust. The information for the Due Period and Distribution Date listed above is set forth below:

A. Payments to Group 1 Investors this Due Period
   (per $1,000 of Original Invested Principal)

Group 1                  Total        Interest        Principal

Series 1            $4.916666670    $4.916666670     $0.000000000

B. Trust Performance

1. Principal Receivables at the end of the Due Period

(a) Total Master Trust

Investor Interest                               $1,000,000,000.00
Seller Interest                                    349,460,394.36
                                                    -----------
TOTAL MASTER TRUST                              $1,349,460,394.36

(b)Investor Interest by Groups

Group  1                                        $1,000,000,000.00
                                                    -----------
TOTAL INVESTOR INTEREST BY GROUPS               $1,000,000,000.00

(c) Group 1 Investor Interest

Series 1                                        $1,000,000,000.00
                                                    -----------
TOTAL GROUP 1 INVESTOR INTEREST                 $1,000,000,000.00

2. Invested Amounts

(a)Invested Amount by Groups

Group  1                                        $1,000,000,000.00
                                                   -----------
TOTAL INVESTED AMOUNT BY GROUPS                 $1,000,000,000.00

(b)Group 1 Invested Amount

Series 1                                        $1,000,000,000.00
                                                    -----------
TOTAL GROUP 1 INVESTED AMOUNT                   $1,000,000,000.00

3. Allocation of Receivables Collected During the Due Period


(a) Allocation of Collections by Groups
                                        Finance Charge       Principal
                                         Collections        Collections

Group 1                                $21,471,895.09     $73,143,304.82
                                        -----------        -----------
TOTAL ALLOCATION BY GROUPS             $21,471,895.09     $73,143,304.82

(b) Group 1 Allocations by Series
to Investor and Seller

Investor Allocation
 Series 1                              $15,819,916.75     $53,890,026.38
                                        -----------        -----------
                                       $15,819,916.75     $53,890,026.38

Seller Allocation                       $5,651,978.34     $19,253,278.44
                                        -----------        -----------
TOTAL GROUP 1 ALLOCATIONS              $21,471,895.09     $73,143,304.82

4. Information Concerning the Series Principal Funding Account ("SPFA")

             Deposits into the SPFA
Group 1          This Due Period    Total Deposits  Investment Income

Series 1                 N/A               N/A                N/A
                     -----------       -----------        -----------
TOTAL GROUP 1           $0.00             $0.00              $0.00

* No Series has a Deficit Accumulation Amount.

5. Information Concerning the Series Interest Funding Account ("SIFA")

                            Deposits into the SIFA
Group 1                         This Due Period     Total Deposits

Series 1                                NA                N/A
                                    -----------        -----------
TOTAL GROUP 1                          $0.00              $0.00

6. Information Concerning Amount of Controlled Amortization Payments

                               Amount Paid      Total Payments Through
Group 1                      This Due Period       This Due Period

Series 1                            $0.00              $0.00
                                 -----------        -----------
TOTAL GROUP 1                       $0.00              $0.00

7. Pool Factors

Group 1                               This Due Period

Series 1                                    1.0
                                        -----------
TOTAL GROUP 1                               1.0

8. Investor Charged-Off Amount
                                                  Cumulative Investor
                          This Due Period          Charged-Off Amount
Group 1

Series 1                     $3,725,375.62           $3,725,375.62
                               -----------             -----------
TOTAL GROUP 1                $3,725,375.62            $3,725,375.62

9. Investor Losses This Due Period
                                                 per $1,000 of Original
Group 1                             Total          Invested Principal

Series 1                            $0.00              $0.00
                                  -----------        -----------
TOTAL GROUP 1                       $0.00              $0.00


10. Reimbursement of Investor Losses This Due Period

- - not applicable since no Series experienced an Investor Loss.

11. Aggregate Amount of Unreimbursed Investor Losses

- - not applicable since no Series experienced an Investor Loss.

12. Investor Monthly Servicing Fee Payable this Due Period

Group 1

Series 1                                     $1,666,666.67
                                              -----------
TOTAL GROUP 1                                $1,666,666.67

13. Available Subordinated Amount at the end of the Due Period
                                          as a percentage of
Group 1                      Total         Invested Amount

Series 1               $85,000,000.00             8.50%

14.Investor Excess Spread Analysis

                                 $                      % (1)
                             -----------        -----------
Allocated Yield (2)         $15,819,916.75           18.98%

Less:
Certificate Interest (3)     $4,916,666.67            5.90%
Servicing Fees (4)            1,666,666.67            2.00%
Allocated Charge-Offs (5)     3,725,375.62            4.47%
                              -----------        -----------
Subtotal                    $10,308,708.96           12.37%
Excess Spread                $5,511,207.79            6.61%

(1)    Annualized percentage of the Invested Amount at the
beginning of the related Due Period.
(2)    See Section B3(b) above
(3)    See Section A above
(4)    See Section B12 above
(5)    See Section B8      above

Note: Payment rate (aggregate collections/beg. receivables
balance) for the related Due Period:                      6.86%


                                BANK OF AMERICA ILLINOIS,
                                       as Trustee


                            By: /S/ Robert J. Donahue
                            Title: Vice President

                                        EXHIBIT 99(a)






                   SEARS, ROEBUCK AND CO.

                             and

                      SEARS RECEIVABLES
                    FINANCING GROUP, INC.



             SUPPLEMENTAL CONTRIBUTION AGREEMENT
               Dated as of September 15, 1994

                          amending

                   CONTRIBUTION AGREEMENT
                Dated as of November 18, 1992



           ______________________________________



             SEARS CREDIT ACCOUNT MASTER TRUST I

                          RECITALS

          WHEREAS, the parties hereto entered into that certain
Contribution Agreement, dated as of November 18, 1992 (the "Agreement"), by and between Sears, Roebuck and Co., a New York corporation ("Sears") and Sears Receivables Financing Group, Inc., a Delaware corporation ("SRFG");

          WHEREAS, the parties desire to effect certain amendments to the Agreement pursuant to Section 6.02 thereof.

                          AGREEMENT

          NOW, THEREFORE, THIS SUPPLEMENTAL AGREEMENT WITNESSETH that, for and in consideration of the above premises, Sears and SRFG agree as follows:

I.   Definitions

          The definitions in the Agreement are amended to read as set forth in the Pooling and Servicing Agreement, as amended on the date hereof, except for the terms set forth on Exhibit A hereto.

II.  Amendment to Section 4.01

          Section 4.01 of the Agreement is amended and restated in its entirety to read as follows:

          Section 4.01 Computer Files Marked. Sears shall, at its own expense, on or prior to the date hereof, indicate in its computer files or in the computer files of its affiliates, as applicable, that Receivables created in connection with the Accounts have been contributed to SRFG pursuant to this Agreement and sold to SRFG pursuant to the Purchase Agreement and deliver to SRFG (or to the Trustee on SRFG's behalf) a computer file, hard copy or microfiche list containing a true and complete list of all such Accounts, identified by account number.

III. Miscellaneous

          Counterparts. This Supplemental Agreement may be executed in any number of counterparts, each of which, when so executed, shall be deemed to be an original, but all of which shall together constitute but one and the same instrument.

          Governing Law. This Supplemental Agreement shall be construed in accordance with the internal laws of the State of Illinois, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

          IN WITNESS WHEREOF, Sears and SRFG have caused this
Supplemental Agreement to be duly executed by their respective officers as of September 15, 1994.

                         SEARS, ROEBUCK AND CO.



                         By:/S/ ALICE M. PETERSON
                              Name:  Alice M. Peterson
                              Title:  Vice President and
                                      Treasurer


                         SEARS RECEIVABLES FINANCING GROUP, INC.



                         By:/S/ NANCY M. HOUGHTON-LYNCH
                              Name:  Nancy M. Houghton-Lynch
                              Title:  Vice President and
                                      Treasurer

                          EXHIBIT A



"Agreement"

"Contributed Receivables"

"Pooling and Servicing Agreement"

"Purchase Agreement"

                                        EXHIBIT 99(b)







                   SEARS, ROEBUCK AND CO.
                          Servicer

                      SEARS RECEIVABLES
                    FINANCING GROUP, INC.
                           Seller

                             and

                  BANK OF AMERICA ILLINOIS
                           Trustee

             on behalf of the Certificateholders




        SUPPLEMENTAL POOLING AND SERVICING AGREEMENT
               Dated as of September 15, 1994

                          amending

               POOLING AND SERVICING AGREEMENT
                Dated as of November 18, 1992


           ______________________________________


             SEARS CREDIT ACCOUNT MASTER TRUST I

                          RECITALS

          WHEREAS, the parties hereto entered into that certain Pooling and Servicing Agreement, dated as of November 18, 1992, (the "Agreement"), by and among Sears, Roebuck and Co., a New York corporation as Servicer ("Sears"), Sears Receivables Financing Group, Inc., as Seller ("SRFG") and Bank of America Illinois, an Illinois banking corporation, as Trustee (the "Trustee");

          WHEREAS, the parties desire to effect certain amendments to the Agreement pursuant to Section 13.01 thereof.

                          AGREEMENT

          NOW, THEREFORE, THIS SUPPLEMENTAL AGREEMENT WITNESSETH that, for and in consideration of the above premises, Sears and SRFG agree with the Trustee as follows:

IV.  Definitions - In General

          Capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the Agreement.

V.   Definitions - Amended

          The following definitions are amended and restated in their entirety to read as follows:

          "Account" shall mean an open-end retail charge plan for specified Persons, maintained by Sears or an affiliate of Sears with respect to the sale of goods or services, receivables under which are transferred to the Trust pursuant to this Agreement. No Account shall be a Charged-Off Account as of the Account Selection Date. Each Account shall be identified by account number on Schedule 1 hereto. The definition of Account shall include each account (a "Transferred Account") into which an Account shall be transferred provided that (i) such transfer was made in accordance with the Credit Guidelines and (ii) such Transferred Account can be traced or identified as an account into which an Account has been transferred. The term "Account" shall be deemed to refer to an Additional Account only from and after the Addition Date with respect thereto.

          "Bank" shall mean Sears National Bank, a national banking association.

          "Billing Cycle" for any Account shall mean the billing cycle for such Account as determined by the Servicer or its affiliates, as applicable, in accordance with its normal practice.

          "Business Day" shall mean any day other than a Saturday, a Sunday or a day on which banking institutions in New York, New York, Chicago, Illinois, Phoenix, Arizona or the city in which the Corporate Trust Office is located are authorized or obligated by law or executive order to be closed.

          "Charged-Off Account" shall mean each Account with respect to which the Receivables in such Account have been charged-off as uncollectible.

          "Collections" shall mean (i) all payments including
Insurance Proceeds, if any, received by the Servicer or an affiliate of the Servicer in respect of the Receivables at one of its central administrative units charged with processing funds and recording them in the Servicer's or the affiliate's records, as applicable, in the form of cash, checks, wire transfers, ATM transfers or other forms of payment in accordance with the Credit Agreement in effect from time to time and
(ii) amounts treated as Collections pursuant to Sections 2.05(b), 2.05(d), 2.06(c), 3.01(c), 4.06(a) and 4.06(c) hereof, less reductions to Collections pursuant to 4.06(a). A Collection processed on an Account in excess of the aggregate amount of Receivables in such Account shall be credited to such Account or refunded to the Obligor by the Servicer or an affiliate of the Servicer in accordance with its normal practice pursuant to subsection 4.06(a).

          "Credit Guidelines" shall mean the policies and procedures relating to the operation of the credit business of Sears or its affiliates, including, without limitation, the written policies and procedures and the exercise of judgment by employees of Sears or its affiliates in accordance with the normal practice of Sears or its affiliates, as applicable, for determining the creditworthiness of credit customers and the extension of credit to customers, and relating to the maintenance of credit accounts and collection of credit receivables, as such policies and procedures may be amended from time to time.

          "Date of Processing" for any transaction shall mean the date on which such transaction is first recorded on the computer master file of credit accounts maintained on behalf of the Seller at one of the central administrative units of the Servicer or an affiliate of the Servicer charged with processing funds and recording them in the Servicer's or such affiliate's records (without regard to the effective date of such recordation).

          "Eligible Receivable" shall mean each Receivable:

          (a)  which is payable in United States dollars;

          (b) which was created in compliance, in all material respects, with all Requirements of Law applicable to the Seller and Sears or one of its affiliates, as applicable, and pursuant to a Credit Agreement which complies, in all material respects, with all Requirements of Law applicable to the Seller and Sears or one of its affiliates, as applicable;

          (c) as to which at the time of the conveyance of such Receivable to the Trust, Sears (with respect to Receivables created prior to the Closing Date), the Seller or the Trust has or will have good and marketable title thereto free and clear of all Liens; and

          (d) which constitutes an "account," "general intangibles" or "chattel paper" under and as defined in Article 9 of the UCC as then in effect in the State of New York.

          "Finance Charge Receivables" with respect to any Account for any Due Period shall mean the amount billed as finance charges on such Account for such Due Period.

          "Insurance Proceeds" shall mean any amounts recovered pursuant to any credit life insurance policies covering any Obligor with respect to Receivables under such Obligor's Account.

          "Schedule 1" shall mean the computer file, hard copy or microfiche list delivered to the Trustee pursuant to Section 2.01(b) hereof which shall contain a true and complete list of all Accounts from which Receivables have been conveyed to the Trust identified by account number.

          "Trust" shall mean the trust created by this Agreement, the corpus of which shall consist of the Receivables existing as of the Cut-Off Date or thereafter created and all monies due or to become due with respect thereto, all proceeds (as defined in Article 9 of the UCC as in effect in the State of New York) of the Receivables, such funds as from time to time are deposited into the Investor Accounts and, with respect to any particular Series, any additional benefits set forth in the applicable Series Supplement.

VI.  Amendment to Section 1.02

          Section 1.02(c) of the Agreement is amended and restated in its entirety to read as follows:

          (c) All references to "accounts" shall refer to open-end charge plans for specified persons maintained by Sears or an affiliate of Sears with respect to the sale of goods or services, unless the context otherwise requires.

VII. Amendment to Section 2.01

          Sections 2.01(a) and (b) of the Agreement are amended and restated in their entirety to read as follows:

          (a) Effective on the Initial Closing Date, the Seller hereby sells, transfers, assigns or otherwise conveys to the Trust for the benefit of the Certificateholders, without recourse, all right, title and interest of the Seller in and to the Receivables existing as of the Cut-Off Date and thereafter created, all monies due or to become due with respect thereto, all proceeds (as defined in Article 9 of the UCC as in effect in the State of New York) of such Receivables and Insurance Proceeds, if any, relating thereto. In the event such sale, transfer, assignment or conveyance is deemed to create a security interest in such property, the Seller does hereby grant to the Trust a security interest therein.

          (b) In connection with such sale, the Seller further agrees, at its own expense, on or prior to the Initial Closing Date to
(i) cause Sears or an affiliate of Sears, as applicable, as agents of the Seller, to indicate in its computer files that Receivables created in connection with the Accounts have been sold to the Trust pursuant to this Agreement for the benefit of the Certificateholders and (ii) deliver Schedule 1 to the Trustee.

VIII.Amendment to Section 2.03

          Section 2.03(b) of the Agreement is amended and restated in its entirety to read as follows:

          (b) The obligation of the Trustee to accept the Receivables shall be subject to the condition that the Seller record and file, at its own expense, one or more financing statements with respect to the Receivables then existing and thereafter created for the sale of accounts, general intangibles or chattel paper as defined in Article 9 of the UCC as in effect in the State of New York meeting the requirements of Illinois law in such manner as is necessary to perfect the sale and assignment of such Receivables to the Trust, and to deliver a file-stamped copy of such financing statement or other evidence of such filing to the Trustee on or prior to the Initial Closing Date.

IX.  Amendment to Section 2.05

          Sections 2.05(a)(ii), (iii) and (v) of the Agreement are amended and restated in their entirety to read as follows:

          (ii) this Agreement or the appropriate Assignment, as the case may be, constitutes a sale of the Receivables existing as of the Cut-Off Date (or the Additional Account Cut-Off Date, as the case may be) and thereafter created, and of all proceeds (as defined in the UCC as in effect in the State of New York) of such Receivables, but does not constitute a valid transfer and assignment to the Trust of all right, title and interest of the Seller in and to such property, or such property will not be owned by the Trust free and clear of any Lien of any Person claiming through or under the Seller;

          (iii) this Agreement or the appropriate Assignment, as the case may be, does not constitute a sale of such property, and it further does not constitute a grant of a security interest (as defined in the UCC as in effect in the State of New York) in such property to the Trust which is enforceable with respect to existing Receivables and the proceeds thereof upon execution and delivery of such Agreement or Assignment, and which will be enforceable with respect to such Receivables hereafter or thereafter created and the proceeds thereof upon such creation;

          (v) either the Seller or a Person claiming through or under the Seller has any claim to or interest in the Investor Accounts, other than (i) the interest of the Certificateholders and (ii) if the Agreement or appropriate Assignment, as the case may be, constitutes the grant of a security interest in such property, the interest of the Seller in such property as a debtor for purposes of the UCC as in effect in the State of New York; or

X.   Amendment to Section 2.06

          Sections 2.06(b), (e) and (f) of the Agreement are amended and restated in their entirety to read as follows:

          (b)  Credit Agreements.  The Seller shall cause the
Servicer as its agent to service and administer the Accounts in a particular state or similar jurisdiction in accordance with policies identical to those used in servicing and administering the accounts of Sears or one of its affiliates, as applicable, that are substantially similar to the Accounts in such jurisdiction. The terms and provisions of a Credit Agreement may be changed in any respect (including, without limitation, the calculation of the amount, or the timing, of charge-
offs) only if such change is made applicable to the entire portfolio of accounts of Sears or one of its affiliates, as applicable, that are substantially similar to the Accounts, obligors of which are resident in a particular affected state or similar jurisdiction and not only to the Accounts.

          (e)  Receivables Not to be Evidenced by Promissory Notes.
The Seller will take no action to cause any Receivable to be evidenced by any instrument (as defined in the UCC as in effect in the State of New York) except in connection with its enforcement or collection of an Account.

          (f) Notice to Trustee. Promptly upon receipt of notice by any officer of the Seller that any liens (other than those contemplated by this Agreement, by the Purchase Agreement and the Contribution Agreement, each dated as of the Initial Closing Date, between Sears and SRFG and the agreement between Sears and the Bank regarding the assignment of Accounts to the Bank and the sale of Receivables to Sears) have been placed on the Receivables, the Seller or the Servicer shall notify the Trustee of such liens.

XI.  Amendment to Section 3.01

          Sections 3.01(b) and (d) of the Agreement are amended and restated in their entirety to read as follows:

          (b) The Servicer is hereby authorized in the name and on behalf of the Trustee and the Seller, and agrees, to service and administer the Receivables and collect payments due under such Receivables in accordance with the customary and usual servicing procedures used by it or its affiliates, as applicable, for servicing credit receivables comparable to the Receivables and in accordance with the Credit Guidelines, and acting alone or through any party designated by it pursuant to Section 8.06, shall do any and all things in connection with such servicing and administration which it may deem necessary or desirable. Without limiting the generality of the foregoing and subject to Section 10.01, the Servicer is hereby authorized and empowered (i) unless such power and authority is revoked by the Trustee, to instruct the Trustee to make withdrawals and payments from the Investor Accounts in accordance with such instructions as set forth in this Agreement, (ii) to execute and deliver, or cause its affiliates to execute and deliver, on behalf of the Trust for the benefit of the Certificateholders but in its own name, or the name of its affiliate, as applicable, without reference to the fact that it is acting for the Trust, all instruments of satisfaction or cancellation, or of partial or full release or discharge, and all other comparable instruments, with respect to the Receivables, (iii) after the delinquency of any such Receivable and to the extent permitted under and in compliance with applicable law and regulations, to commence collection proceedings, or cause its affiliates to commence collection proceedings, as applicable, with respect to such Receivables and (iv) to make any filings, registrations with, and to seek any consents or authorizations from the Securities and Exchange Commission and any securities authority of any jurisdiction on behalf of the Trust as may be necessary or advisable to comply with the securities or reporting requirements laws of the United States or any state or other jurisdiction. The Trustee agrees that it shall promptly follow the instructions of the Servicer to withdraw funds from the Investor Accounts as required by this Agreement. The Trustee shall furnish the Servicer or its affiliate, as applicable, with any powers of attorney and other documents necessary or appropriate under the laws of any jurisdiction with authority over the Receivables to enable the Servicer to carry out its servicing and administrative duties hereunder.

          (d) The Servicer and its affiliates shall under no circumstances be obligated to use separate servicing procedures, offices, employees or accounts for servicing Accounts from the procedures, offices, employees and accounts used in connection with servicing other accounts.

XII. Amendment to Section 3.03

          Section 3.03(b) of the Agreement is amended and restated in its entirety to read as follows:

          (b) Portfolio Yield Covenant. Sears hereby covenants that it shall change, or cause its affiliates to change, the terms and provisions of a Credit Agreement (including, without limitation, the calculation of the amount, or the timing, of charge-offs) only if it does not believe, after a good faith assessment of the expected effects of such change, that such change will result in a reduction of the Portfolio Yield, for any Due Period beginning prior to the termination of the Seller's obligations and responsibilities with respect to the Trust pursuant to Section 12.01, to less than 1% per annum plus the percentage equivalent of a fraction, the numerator of which is the sum of the several products obtained by multiplying the Certificate Rate of each outstanding Series by the Invested Amount of each such Series and the denominator of which is the Aggregate Invested Amount, unless such change (i) is required by any Requirement of Law or (ii) is deemed necessary by Sears or one of its affiliates, as applicable, in its sole reasonable judgment to maintain its credit card business on a competitive basis.

XIII.Amendment to Section 4.06

          Section 4.06(a) of the Agreement is amended and restated in its entirety to read as follows:

          (a) Unless the Servicer elects otherwise as described below, if any Receivable was created as a result of a fraudulent or counterfeit charge, the amount of such Receivable shall be applied as a Collection in accordance with Section 4.03 and accounted for in accordance with the Credit Guidelines. To the extent that the Servicer otherwise adjusts, reduces, modifies or cancels a Receivable in accordance with the Credit Guidelines without receiving cash or other payment therefor from the Obligor with respect to such Receivable, the amount of any such adjustment resulting in a reduction in Receivables shall be applied as a Collection in accordance with Section 4.03, and the amount of any such adjustment resulting in an increase in Receivables shall be deducted from amounts deemed Collections. The Servicer may elect to account for such adjustments to Receivables created through fraudulent or counterfeit charges by decreasing or increasing the amount of the Seller Interest in the Trust rather than increasing or decreasing the amount of Collections for such Due Period. In the event that any such adjustment to the Seller Interest would cause the Seller Interest to be an amount less than zero, the Seller shall, no later than the Business Day following the last day of the Due Period during which such adjustment is made, deposit into the Collections Account in immediately available funds an amount equal to the amount by which such adjustment exceeds the Seller Interest.

XIV. Amendment to Section 9.01

          The following paragraph is inserted immediately following
Section 9.01(j) of the Agreement:

          (k) the Bank is the originator of any of the Receivables and shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to all or substantially all of its property, or a decree or order of a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Bank and such decree or order shall have remained in force undischarged or unstayed for a period of 120 days; or the Bank shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors or voluntarily suspend payment of its obligations;

          Subparagraph (y) on page 51 of the Agreement is amended and restated in its entirety to read as follows:

in the case of any event described in subparagraphs (c), (d), (e), (f), or (k), an Amortization Event shall occur with respect to all Series of Investor Certificates; and


XV.  Amendment to Exhibit A (Form of Seller Certificate)

          The first paragraph on page A-1 is amended and restated in its entirety to read as follows:

          This certifies that Sears Receivables Financing Group, Inc., a Delaware corporation ("SRFG") is the registered owner of a Fractional Undivided Interest in Sears Credit Account Master Trust (the "Trust"), the corpus of which consists of a portfolio of receivables (the "Receivables") existing as of the Cut-Off Date or thereafter created under certain open-end retail charge plans for specified Persons (the "Accounts") originated by Sears, Roebuck and Co., a New York corporation ("Sears") or an affiliate of Sears, which Receivables have been transferred to SRFG, all monies due or to become due with respect thereto, all proceeds (as defined in Article 9 of the Uniform Commercial Code as in effect in the State of New York) of such Receivables and Insurance Proceeds, if any, relating thereto pursuant to a Pooling and Servicing Agreement, dated as of November 18, 1992 (the "Pooling and Servicing Agreement," such term to include any Series Supplement thereto), by and among Bank of America Illinois, an Illinois banking corporation, as trustee (the "Trustee"), Sears as Servicer and SRFG, a summary of certain of the pertinent provisions of which is set forth herein below.

          The Trustee's signature line of page A-3 is amended to read:
"Bank of America Illinois"

XVI. Amendment to Exhibit B (Form of Assignment of Additional Accounts)

          The Trustee's name in the lead-in paragraph on page B-1 is amended to read as follows: "Bank of America Illinois, an Illinois banking corporation"

          Sections 3(a), (b) and (c) on page B-2 are amended and restated in their entirety to read as follows:

          3. Conveyance of Receivables. (a) The Seller hereby sells, transfers, assigns and otherwise conveys to the Trust for the benefit of the Certificateholders, without recourse on and after the Additional Account Cut-Off Date, all right, title and interest of the Seller in and to the Receivables then existing and thereafter created in the Additional Accounts designated hereby, all monies due or to become due or to become due with respect thereto, all proceeds (as defined in Article 9 of the UCC as in effect in the State of New York) of such Receivables and Insurance Proceeds, if any, relating thereto. In the event such sale, transfer, assignment, or conveyance is deemed to create a security interest in such property, the Seller does hereby grant to the Trust a security interest therein.

          (b) In connection with such sale, the Seller agrees to record and file, at its own expense, a financing statement with respect to the Receivables now existing and hereafter created in the Additional Accounts designated hereby (which may be a single financing statement with respect to all such Receivables) for the sale of accounts, general intangibles or chattel paper as defined in Article 9 of the UCC as in effect in the State of New York, meeting the requirements of applicable state law in such manner and in such jurisdictions as are necessary to perfect the sale and assignment of such Receivables to the Trust, and to deliver a file-stamped copy of such financing statement or other evidence of such filing (which may, for purposes of this Section 3, consist of telephone confirmation of such filing) to the Trustee on or prior to the date of this Assignment.

          (c) In connection with such sale, the Seller further agrees, at its own expense, on or prior to the date of this Assignment to indicate, or to cause to be indicated, in the computer files of Sears or one of its affiliates, as applicable, that Receivables created in connection with the Additional Accounts designated hereby have been sold to the Trustee pursuant to this Assignment for the benefit of the Certificateholders.

          The Trustee's signature line on page B-4 is amended to read:
"Bank of America Illinois"

XVII.  Amendment to Exhibit D (Form of Annual Servicer
      Certificate)

          The Trustee's name in the lead-in paragraph on page D-1 is amended to read as follows: "Bank of America Illinois, an Illinois banking corporation"

XVIII.     Amendment to Exhibit E (Provisions to be Included in Annual
      Opinion of Counsel)

          The opinion paragraph on page E-1 is amended and restated in its entirety to read as follows:

          With the filing of financing statements covering the Receivables in the offices of the Secretaries of State of the State of Illinois, the State of Delaware and, if applicable, the State of Arizona, the interests of the Trustee in the Receivables has been duly perfected. No other action is required to continue such perfection prior to the six-month period preceding the fifth anniversary of the filing of such financing statements.

XIX.  Amendment to Exhibit F (Form of Reassignment of
      Receivables)

          The Trustee's name in the lead-in paragraph on page F-1 is amended to read as follows: "Bank of America Illinois, an Illinois banking corporation"

          The Trustee's signature line on page F-3 is amended to read as follows: "Bank of America Illinois"

          Section 3(a) on page F-2 is amended and restated in its entirety to read as follows:

          (a) The Trustee does hereby transfer, assign, set-over and otherwise convey to the Seller, without recourse on and after the Removal Date, all right, title and interest of the Trust in and to the Receivables now existing and hereafter created in the Removed Accounts designated hereby, all monies due or to become due with respect thereto (including all Finance Charge Receivables), all proceeds (as defined in Article 9 of the UCC as in effect in the State of Illinois or the State of Arizona, as applicable) of such Receivables and Insurance Proceeds relating thereto.

XX.  Miscellaneous

          Counterparts. This Supplemental Agreement may be executed in any number of counterparts, each of which, when so executed, shall be deemed to be an original, but all of which shall together constitute but one and the same instrument.

          Governing Law. This Supplemental Agreement shall be construed in accordance with the internal laws of the State of New York, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

          IN WITNESS WHEREOF, SRFG, Sears and the Trustee have caused this Supplemental Agreement to be duly executed by their respective officers as of September 15, 1994.

                         SEARS RECEIVABLES FINANCING GROUP, INC.
                           as Seller



                         By:/S/ NANCY M. HOUGHTON-LYNCH
                              Name:  Nancy M. Houghton-Lynch
                              Title:  Vice President and
                                      Treasurer


                         SEARS, ROEBUCK AND CO.
                           as Servicer



                         By:/S/ ALICE M. PETERSON
                              Name:  Alice M. Peterson
                              Title:  Vice President and
                                      Treasurer


                         BANK OF AMERICA ILLINOIS
                           as Trustee



                         By:/S/ GREG JORDAN
                              Name:  Greg Jordan
                              Title:  Vice President

                                        EXHIBIT 99(c)







                   SEARS, ROEBUCK AND CO.

                             and

                      SEARS RECEIVABLES
                    FINANCING GROUP, INC.



               SUPPLEMENTAL PURCHASE AGREEMENT
               Dated as of September 15, 1994

                          amending

                     PURCHASE AGREEMENT
                Dated as of November 18, 1992



           ______________________________________



             SEARS CREDIT ACCOUNT MASTER TRUST I

                          RECITALS

          WHEREAS, the parties hereto entered into that certain
Purchase Agreement, dated as of November 18, 1992 (the "Agreement"), by and between Sears, Roebuck and Co., a New York corporation ("Sears") and Sears Receivables Financing Group, Inc., a Delaware corporation
("SRFG");

          WHEREAS, the parties desire to effect certain amendments to the Agreement pursuant to Section 7.02 thereof.

                          AGREEMENT

          NOW, THEREFORE, THIS SUPPLEMENTAL AGREEMENT WITNESSETH that, for and in consideration of the above premises, Sears and SRFG agree as follows:

XXI. Definitions

          The definitions in the Agreement are amended to read as set forth in the Pooling and Servicing Agreement, as amended on the date hereof, except for the terms set forth in Exhibit A hereto.

XXII.Amendment to "Eligible Receivable"

          The term "Eligible Receivable" in the Agreement is amended and restated in its entirety to read as follows:

          "Eligible Receivable" shall mean each Receivable: (i) which is payable in United States dollars, (ii) which was created in compliance, in all material respects, with all Requirements of Law applicable to Sears or one of its affiliates, as applicable, and SRFG and pursuant to a Credit Agreement which complies, in all material respects, with all Requirements of Law applicable to Sears or one of its affiliates, as applicable, and SRFG, (iii) as to which the conveyance of such Receivable to SRFG, Sears will have good and marketable title thereto free and clear of all Liens, and (iv) which constitutes an "account," "general intangible" or "chattel paper" under and as defined in Article 9 of the UCC as then in effect in the State of New York.

XXIII.    Amendment to Section 4.01

          Section 4.01 of the Agreement is amended and restated in its entirety to read as follows:

          Section 4.01 Computer Files Marked. Sears shall, at its own expense, on or prior to the date hereof, indicate in its computer files or in the computer files of its affiliates, as applicable, that Receivables created in connection with the Accounts have been sold or otherwise conveyed to SRFG pursuant to this Agreement and the Contribution Agreement and deliver to SRFG (or to the Trustee on SRFG's behalf), a computer file, hard copy or microfiche list containing a true and complete list of all such Accounts, identified by account number.

XXIV.Amendment to Section 5.03

          Sections 5.03 of the Agreement is amended and restated in its entirety to read as follows:

          Section 5.03 Credit Agreements and Guidelines. Sears shall service and administer the Accounts in a particular state or similar jurisdiction in accordance with policies identical to those used in servicing and administering the accounts of Sears or one of its affiliates, as applicable, that are substantially similar to the Accounts in such jurisdiction. The terms and provisions of a Credit Agreement may be changed in any respect (including, without limitation, the calculation of the amount, or the timing, of charge-offs) only if such change is made applicable to the entire portfolio of accounts of Sears or one of its affiliates, as applicable, that are substantially similar to the Accounts, obligors of which are resident in a particular affected state or similar jurisdiction, and not only to Accounts.

XXV. Amendment to Annex A (Form of Additional Assignment)

          Section 3(c) of Annex A is amended and restated in its entirety to read as follows:

          (c) In connection with such sale, Sears further agrees, at its own expense, on or prior to the date of this Additional Assignment to indicate, or to cause to be indicated, in Sears computer files or in the computer files of an affiliate of Sears, as applicable, that Receivables created in connection with the Additional Accounts designated hereby have been sold to SRFG pursuant to this Additional Assignment.

XXVI.Miscellaneous

          Counterparts. This Supplemental Agreement may be executed in any number of counterparts, each of which, when so executed, shall be deemed to be an original, but all of which shall together constitute but one and the same instrument.

          Governing Law. This Supplemental Agreement shall be construed in accordance with the internal laws of the State of Illinois, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

          IN WITNESS WHEREOF, Sears and SRFG have caused this
Supplemental Agreement to be duly executed by their respective officers as of September 15, 1994.


                         SEARS, ROEBUCK AND CO.



                         By:/S/ ALICE M. PETERSON
                              Name:  Alice M. Peterson
                              Title:  Vice President and
                                      Treasurer


                         SEARS RECEIVABLES FINANCING GROUP, INC.



                         By:/S/ NANCY M. HOUGHTON-LYNCH
                              Name:  Nancy M. Houghton-Lynch
                              Title:  Vice President and
                                      Treasurer

                          EXHIBIT A


"Add-ons"

"Additional Assignment"

"Agreement"

"Contributed Receivables"

"Contribution Agreement"

"Pooling and Servicing Agreement"

"Portfolio Repurchase Event"

"Principal Receivable"

"Receivables Purchase Price"

"Seller Monthly Servicing Fee"